                                                                    EXHIBIT 99.1

SUBJECT TO REVISION
SERIES TERM SHEET, DATED MARCH 5, 2004

                                  $670,250,000

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A,

                                     ISSUER

                      TRIAD FINANCIAL SPECIAL PURPOSE LLC,

                                   DEPOSITOR

                          TRIAD FINANCIAL CORPORATION,

                                    SERVICER

                               ASSET BACKED NOTES

The trust will offer the following notes:

                                      INITIAL PRINCIPAL   INTEREST        ACCRUAL      FIRST INTEREST            FINAL SCHEDULED
                                            AMOUNT         RATE(1)        METHOD(1)   DISTRIBUTION DATE          DISTRIBUTION DATE
                                            ------         -------        ---------   -----------------          -----------------
Class A-1 Notes..................        $124,000,000                    Actual/360    April 12, 2004            March 14, 2005
Class A-2 Notes..................        $228,000,000                        30/360    April 12, 2004            September 12, 2007
Class A-3 Notes..................        $110,000,000                        30/360    April 12, 2004            July 14, 2008
Class A-4 Notes..................        $208,250,000                        30/360    April 12, 2004            September 13, 2010

(1) Interest generally will accrue on the Class A-1 Notes from (and including) the previous distribution date to (but excluding) the related distribution date, and on the Class A-2, Class A-3 and Class A-4 Notes from (and including) the 12th day of each month to (but excluding) the 12th day of the succeeding month.

         The notes are asset-backed securities issued by the issuer. The notes are not obligations of Triad Financial Corporation, Triad Financial Special Purpose LLC, or any of their respective affiliates. Neither the notes nor the automobile loans are insured or guaranteed by any governmental agency.

         This term sheet contains structural and collateral information about the notes, but does not purport to contain complete information about the offering of the notes. The information contained in this term sheet is preliminary, limited in nature, may be changed without notice and is incomplete and condensed. The information contained in this term sheet is subject to, and will be superseded by, the final prospectus supplement and prospectus relating to the offering of the notes and by any other information subsequently filed with the Securities and Exchange Commission. Any investment decision with respect to the notes should be based solely upon the information contained in the final prospectus and final prospectus supplement. If any statements in this term sheet conflict with statements in the prospectus supplement or prospectus, the statements in the prospectus supplement and prospectus will control. No representation or warranty is made as to the accuracy of the information or the reasonableness of any assumptions contained herein or that the notes will actually perform as described in any scenario presented herein. This information is provided to you for informational purposes only. This term sheet should not be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy the notes. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

         None of the Underwriters is acting as your advisor or agent. Prior to entering into any transaction, you should determine, without reliance upon any Underwriter or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) no Underwriter is in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess the relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and these disclaimers as to these matters.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE NOTES OR DETERMINED THAT THIS TERM SHEET IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         BANC OF AMERICA SECURITIES LLC                 DEUTSCHE BANK SECURITIES

                                    JPMORGAN

                                                             MERRILL LYNCH & CO.

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A

                                   TERM SHEET

                               SUBJECT TO REVISION

THE ISSUER

Triad Automobile Receivables Trust 2004-A, or the ISSUER, is a Delaware statutory trust. The issuer will issue the notes and be liable for their payment. The issuer's principal asset will be a pool of non-prime automobile loans.

THE DEPOSITOR

Triad Financial Special Purpose LLC, or the DEPOSITOR, is a Delaware limited liability company, which is a wholly-owned, special-purpose subsidiary of Triad Financial Corporation. The depositor will sell the automobile loans to the issuer.

THE SERVICER

Triad Financial Corporation, or TRIAD, is a California corporation, which is a wholly-owned subsidiary of Fairlane Credit LLC, which is in turn a wholly-owned subsidiary of Ford Motor Credit Company. Triad either purchased the automobile loans without recourse from automobile dealers and other third-party lenders or originated the automobile loans directly with consumers. Triad, or the SERVICER, will service the automobile loans on behalf of the issuer. Triad will sell the automobile loans to the depositor.

THE INSURER

Ambac Assurance Corporation, or AMBAC, is a Wisconsin-domiciled stock insurance corporation. The insurer will issue a note guaranty insurance policy for the benefit of the Class A noteholders.

THE TRUSTEE

JPMorgan Chase Bank, or JPMORGAN CHASE, is a New York banking corporation. JPMorgan Chase will be the indenture trustee and the backup servicer.

CUT-OFF DATE

- February 29, 2004. The issuer will receive amounts collected on the automobile loans after this date.

CLOSING DATE

-    On or about March 18, 2004.

DESCRIPTION OF THE SECURITIES

The issuer will issue five classes of its asset backed notes. The notes are designated as the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, or collectively, the Class A Notes, and the Class B Notes. The Class A Notes will be offered by the prospectus. The Class B Notes are anticipated to be retained by the depositor.

Each class of Class A Notes will have the initial principal amounts and final scheduled distribution dates listed on the first page of this term sheet.

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

The $66,295,272 Class B Notes will bear interest at a rate of 8.00% per annum and will have a final scheduled distribution date of December 13, 2010.

The notes will initially be issued in book-entry form only in minimum denominations of $1,000 and multiples of $1,000.

You may hold your notes through DTC in the United States or through Clearstream Banking, societe anonyme or the Euroclear System in Europe.

The notes will be secured solely by the pool of automobile loans and the other assets of the issuer.

THE POLICY

On the day of the closing, Ambac will issue a note guaranty insurance policy for the benefit of the Class A noteholders. Under this policy, Ambac will unconditionally and irrevocably guarantee scheduled payments of interest and certain defined payments of principal due on the Class A Notes.

DISTRIBUTION DATES

The distribution date will be the 12th day of each month, subject to the business day rule set forth below, commencing on April 12, 2004.

-    Business day rule:

         If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

-    Record dates:

         The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.

FLOW OF FUNDS

On each distribution date, the indenture trustee will apply the issuer's available funds in the following order of priority:

         1. to pay the monthly servicing fees to the servicer and, to the extent available, to pay to Triad any amounts paid by the obligors during the preceding calendar month that did not relate to principal and interest payments due on the automobile loans, such as late payment fees, prepayment charges and other administrative charges;

         2. to pay the indenture trustee, owner trustee and backup servicer, fees and other amounts owing such parties subject to a maximum annual limit;

         3. to pay interest due on the Class A Notes, pari passu among all classes;

         4. to pay principal to the extent necessary to reduce the Class A Note principal balance to the pool balance, which amount will be distributed as described below under "Principal";

         5. to pay the remaining principal balance of any Class A Notes on the related final scheduled distribution date;

         6. to pay to Ambac its insurance premium and any unreimbursed draws made by it under the policy;

         7. to pay principal on the Class A Notes to the extent necessary to reduce the combined Class A and Class B Note principal balance to the pool balance, which amount will be distributed as described below under "Principal";

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

         8. to pay interest due on the Class B Notes;

         9. to pay the remaining principal balance of the Class B Notes on the related final scheduled distribution date;

         10. so long as no insurer default has occurred and is continuing, to pay to Ambac other unpaid amounts owed to it under the insurance agreement;

         11. to pay principal on the Class A Notes in an amount equal to the amount described in clause (1) under the first paragraph under "Principal" and the amount described in such clause for each prior distribution date that was not previously distributed, which amount will be distributed as described below under "Principal";

         12. to fund a deposit into the spread account of the amount necessary to achieve a specified amount;

         13. to Ambac, if an insurer default has occurred and is continuing, the amounts described under clause 10, above;

         14. to pay principal on the Class A Notes to achieve a specified amount of overcollateralization or, if certain events have occurred and are continuing, to pay principal on the Class A Notes until they have been paid in full, which amount will be distributed as described below under "Principal"; and

         15. to pay principal on the Class B Notes, or, if the Class B Notes are no longer outstanding, to make a payment of all remaining amounts to the certificateholder (which will initially be the depositor).

INTEREST

Interest on the Class A-1 Notes will accrue at the interest rate for that class from the previous distribution date to the day prior to the related distribution date. Interest on the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes will accrue at the interest rate for that class from the 12th day of each month to the day prior to the 12th day of the succeeding month. In the case of the first distribution date, interest begins to accrue on the day of the closing.

Interest on the Class A-1 Notes will be calculated on an "actual/360" basis.

Interest on the Class A-2, Class A-3 and Class A-4 Notes will be calculated on a "30/360" basis.

PRINCIPAL

Principal of the notes will generally be payable on each distribution date in an amount equal to:

(1) 100% of the reduction in the principal balance of the automobile loan pool during the prior calendar month, but not to exceed the amount necessary to achieve the required overcollateralization, plus

(2) the amount of excess interest collected on the automobile loans during the prior calendar month, after paying interest on the notes, making payments of principal to the extent the Class A Notes are undercollateralized relative to the pool balance, paying other expenses, and depositing the required amount to the spread account, but only as necessary to achieve the required overcollateralization, unless certain specified events have occurred, in which case all such remaining excess interest will be used to pay principal on the Class A Notes.

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

The outstanding principal amount of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

The Class A Notes are "sequential pay" classes that will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

-    first, the Class A-1 Notes will be paid in full;

- once the Class A-1 Notes are paid in full, the Class A-2 Notes will be paid, until they are paid in full;

- once the Class A-2 Notes are paid in full, the Class A-3 Notes will be paid, until they are paid in full;

- once the Class A-3 Notes are paid in full, the Class A-4 Notes will be paid, until they are paid in full; and

- once all classes of Class A Notes have been paid in full, the Class B Notes will be paid until they are paid in full.

Also, once the spread account is fully funded and the overcollateralization target has been reached, any remaining available funds will be used to pay principal on the Class B Notes until they are paid in full, unless certain specified events have occurred, in which case all such remaining available funds will be used to pay principal on the Class A Notes. As a result, it is likely that the Class B Notes will be paid off earlier than certain classes of Class A Notes.

Upon the occurrence of an event of default and an acceleration of the notes, however, all payments of principal will be made, first to the Class A-1 Notes until they have been paid in full, and then to the other classes of Class A Notes pro rata until those classes have been paid in full.

OVERCOLLATERALIZATION

The overcollateralization amount is the amount by which the pool balance of the automobile loans exceeds the outstanding principal balance of the Class A Notes. As of the closing date, the only overcollateralization amount will be that represented by the Class B Notes. The overcollateralization amount will be available to absorb any losses that the noteholders would otherwise incur.

If the spread account is at its targeted balance, excess interest collected on the automobile loans that is not used to offset losses on the automobile loans will be distributed in reduction of the principal amount of the Class A Notes until the overcollateralization target has been reached, which is when the overcollateralization amount on any distribution date equals 13.00% of the pool balance of the automobile loans at the end of the last day of the calendar month preceding the distribution date.

SPREAD ACCOUNT

The indenture trustee will hold a spread account for the benefit of the noteholders and the insurer. An initial deposit of $22,096,358.18, which is approximately 3.00% of the pool balance as of the cut-off date, will be placed in the spread account on the closing date. On each distribution date, any collections remaining after paying the amounts described under clauses 1 through 11 above under "Flow of Funds" will be deposited in the spread account until the balance in the spread account is at its targeted balance, which is equal to:

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

         the greater of

                  (x) 3.00% of the principal balance of the automobile loans at the end of the last day of the calendar month preceding the current distribution date, and

                  (y) 2.00% of the principal balance of the automobile loans on the cut-off date, which is approximately $14,730,905.46.

The targeted balance may be increased upon the occurrence and continuation of certain events specified in the agreements.

THE TRUST ASSETS

The issuer's assets will principally include:

- a pool of "non-prime" automobile loans, which are secured by new and used automobiles and light duty trucks;

-    collections on the automobile loans received after the cut-off date;

- an assignment of the security interests in the vehicles securing the automobile loans;

-    the loan files;

- an assignment of all rights to proceeds from claims on insurance policies covering the financed vehicles or the obligors;

- an assignment of Triad's rights against dealers and third-party lenders under agreements between Triad and the dealers and the third-party lenders;

-    the spread account;

-    rights under the transaction documents; and

-    all proceeds from the items described above.

THE AUTOMOBILE LOAN POOL

The automobile loans consist of motor vehicle retail installment sale contracts originated by dealers, or by third-party lenders, and then acquired by Triad or motor vehicle loans or note and security agreements originated by Triad or by third-party lenders directly with consumers and then acquired by Triad. The automobile loans were made primarily to individuals with less than perfect credit due to various factors, including the manner in which those individuals have handled previous credit, the limited extent of their prior credit history, and/or their limited financial resources.

STATISTICAL INFORMATION

- The statistical information in this term sheet is based on the automobile loans in the pool as of the cut-off date, which is February 29, 2004.

-    As of the cut-off date, the automobile loans in the pool have:

     --  an aggregate principal balance of $736,545,272.80;

     --  a weighted average annual percentage rate of approximately 16.02%;

     --  a weighted average original maturity of approximately 67.51 months;

     --  a weighted average remaining maturity of approximately 64.37 months;
         and

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

     -- individual remaining terms of not more than 72 months and not less than 11 months.

REDEMPTION

-    OPTIONAL REDEMPTION:

The Notes may be redeemed in whole, but not in part, on any distribution date on which the servicer exercises its "clean-up call" option to purchase the automobile loan pool. This can only occur after the pool balance declines to 10% or less of its original balance as of the cut-off date. The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest.

-    MANDATORY REDEMPTION:

If an event of default occurs under the indenture, the notes may be accelerated and become immediately due and payable at par. The indenture trustee may, with Ambac's consent, so long as Ambac is not in default in making a required policy payment and is not insolvent, and will, at the direction of the controlling party, accelerate the notes. The controlling party is Ambac, unless Ambac is in default in making a required policy payment or is insolvent. The policy issued by Ambac does not guarantee payment of any amounts that become due on an accelerated basis, unless Ambac elects, in its sole discretion, to pay those amounts in whole or in part.

FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes:

- Dewey Ballantine LLP, tax counsel, is of the opinion that the Class A Notes will be characterized as indebtedness and the issuer will not be characterized as an association or publicly traded partnership taxable as a corporation. By your acceptance of a Class A Note, you agree to treat the note as indebtedness.

-    Interest on the Class A Notes will be taxable as ordinary income:

     --  when received by a holder using the cash method of accounting, and

     --  when accrued by a holder using the accrual method of accounting.

ERISA CONSIDERATIONS

The Class A Notes may be purchased by pension, profit-sharing and other employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). Fiduciaries of such plans should consult with counsel regarding the applicability of the provisions of ERISA and the Code to an investment in the Class A Notes. Each investor that purchases Class A Notes with assets of a plan subject to ERISA or Section 4975 of the Code will be deemed to represent and warrant that a U.S. Department of Labor prohibited transaction class exemption will apply to its purchase and continued holding of the Class A Notes.

LEGAL INVESTMENT

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

RATING OF THE NOTES

The notes must receive at least the following ratings from Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service and Fitch Ratings in order to be issued:

                                             RATING
                               -------------------------------------
       CLASS                   S&P           MOODY'S           FITCH
-------------------            ---           -------           -----
A-1................            A1+           Prime-1            F1+
A-2................            AAA             Aaa              AAA
A-3................            AAA             Aaa              AAA
A-4................            AAA             Aaa              AAA

You must not assume that the ratings will not be lowered, qualified or withdrawn by the rating agencies.

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

                              THE AUTOMOBILE LOANS

         Triad purchased or will purchase the automobile loans from manufacturer-franchised and independent motor vehicle dealers and third-party lenders, and has originated or will originate loans directly to consumers. The automobile loans were made to non-prime credit quality obligors with less than perfect credit due to various factors, including:

-    the manner in which they have handled previous credit;

-    the limited extent of their prior credit history; and/or

-    their limited financial resources.

ELIGIBILITY CRITERIA

         The automobile loans were selected from Triad's portfolio of automobile loans based on several criteria, including the following criteria, as of the cut-off date:

                  (a) each automobile loan had a remaining maturity of not more than 72 months;

                  (b) each automobile loan had an original maturity of not more than 72 months;

                  (c) each automobile loan had a remaining principal balance of at least $5,000 and not more than $50,000;

                  (d) each automobile loan has an annual percentage rate of at least 6.50% and not more than 29.00%;

                  (e)      no automobile loan was more than 30 days past due;
                           and

                  (f) neither Triad nor the depositor has selected the automobile loans in a manner that either of them believes is adverse to the interests of Ambac or the noteholders.

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

COMPOSITION

         The information presented in this term sheet is based on a pool of automobile loans as of the cut-off date, which is February 29, 2004. As of the cut-off date, the automobile loans had an aggregate principal balance of $736,545,272.80.

         The auto loan pool's composition and distribution by APR, its geographic concentration and vehicle model year as of the cut-off date are detailed in the following tables:

                       COMPOSITION OF THE AUTOMOBILE LOANS
                             AS OF THE CUT-OFF DATE

                                                     NEW                           USED                          TOTAL
                                           -------------------------     -------------------------     -------------------------
Aggregate Principal Balance ..........     $          280,225,745.30     $          456,319,527.50     $          736,545,272.80

Number of Automobile Loans ...........                        13,563                        29,185                        42,748

Percentage of Aggregate Principal
      Balance ........................                         38.05%                        61.95%                       100.00%

Average Principal Balance ............     $               20,661.04     $               15,635.41     $               17,229.94

     Range of Principal Balances .....    ($  5,458.34 to $47,475.44)   ($  5,000.00 to $46,921.33)   ($  5,000.00 to $47,475.44)

Weighted Average APR .................                         15.33%                        16.45%                        16.02%

     Range of APRs ...................              (6.74% to 24.00%)              (6.99% to 29.00%)             (6.74% to 29.00%)

Weighted Average Remaining
     Term ............................                  68.01 months                  62.14 months                  64.37 months

     Range of Remaining Terms ........              (19 to 72 months)             (11 to 72 months)             (11 to 72 months)

Weighted Average Original
     Term ............................                  70.91 months                  65.41 months                  67.51 months

     Range of Original Terms .........              (24 to 72 months)             (24 to 72 months)             (24 to 72 months)

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

                   DISTRIBUTION OF THE AUTOMOBILE LOANS BY APR
                             AS OF THE CUT-OFF DATE

                                                                                                  % OF POOL BY
                                                                                                    AGGREGATE
                                           NUMBER OF   PERCENTAGE OF     AGGREGATE PRINCIPAL        PRINCIPAL
              APR RANGE                    CONTRACTS    CONTRACTS(1)           BALANCE              BALANCE(1)
----------------------------------------   ---------   -------------     -------------------      ------------
  6.000% - 6.999%.......................        3           0.01%        $      49,684.18             0.01%
  7.000% - 7.999%.......................        7           0.02               107,539.79             0.01
  8.000% - 8.999%.......................       48           0.11             1,037,998.71             0.14
  9.000% - 9.999%.......................      430           1.01             9,699,240.72             1.32
10.000% - 10.999%.......................      809           1.89            17,081,515.31             2.32
11.000% - 11.999%.......................    1,081           2.53            22,902,930.38             3.11
12.000% - 12.999%.......................    2,714           6.35            55,473,604.27             7.53
13.000% - 13.999%.......................    3,651           8.54            70,926,614.14             9.63
14.000% - 14.999%.......................    5,398          12.63           100,675,353.43            13.67
15.000% - 15.999%.......................    6,427          15.03           114,743,797.27            15.58
16.000% - 16.999%.......................    5,907          13.82           101,780,834.02            13.82
17.000% - 17.999%.......................    6,835          15.99           108,451,686.57            14.72
18.000% - 18.999%.......................    3,665           8.57            55,569,234.65             7.54
19.000% - 19.999%.......................    2,532           5.92            36,657,071.93             4.98
20.000% - 20.999%.......................    1,505           3.52            19,878,414.79             2.70
21.000% - 21.999%.......................    1,115           2.61            14,285,235.45             1.94
22.000% - 22.999%.......................      402           0.94             4,816,773.61             0.65
23.000% - 23.999%.......................      158           0.37             1,781,010.07             0.24
24.000% - 24.999%.......................       57           0.13               591,207.70             0.08
25.000% - 25.999%.......................        1           0.00                11,097.78             0.00
26.000% - 26.999%.......................        1           0.00                 9,853.41             0.00
29.000% - 29.999%.......................        2           0.00                14,574.62             0.00
                                           ------      ---------         ----------------         --------
TOTAL                                      42,748         100.00%        $ 736,545,272.80           100.00%
                                           ======      =========         ================         ========

------------
(1)  Percentages may not sum to 100% because of rounding.

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

           DISTRIBUTION OF THE AUTOMOBILE LOANS BY GEOGRAPHIC LOCATION
                        OF OBLIGOR AS OF THE CUT-OFF DATE

                                                                                                 % OF POOL BY
       STATE (BY OBLIGOR                 NUMBER OF       PERCENTAGE OF    AGGREGATE PRINCIPAL       AGGREGATE
           LOCATION)                     CONTRACTS        CONTRACTS(1)          BALANCE         PRINCIPAL BALANCE(1)
------------------------------           ---------       -------------    -------------------   --------------------
California ...................            8,190               19.16%        $148,970,637.37          20.23%
Texas ........................            6,119               14.31          111,671,672.72          15.16
Illinois .....................            3,265                7.64           55,317,068.64           7.51
Florida ......................            3,006                7.03           52,290,199.71           7.10
Georgia ......................            1,878                4.39           33,396,758.07           4.53
Maryland .....................            1,777                4.16           32,500,190.57           4.41
Arizona ......................            1,617                3.78           29,806,471.81           4.05
Virginia .....................            1,387                3.24           22,450,683.02           3.05
North Carolina ...............            1,208                2.83           20,212,531.09           2.74
Washington ...................            1,259                2.95           20,105,848.89           2.73
Pennsylvania .................            1,328                3.11           19,454,438.81           2.64
Nevada .......................            1,053                2.46           18,779,422.88           2.55
Ohio .........................            1,156                2.70           18,424,205.28           2.50
Colorado .....................            1,056                2.47           17,544,831.04           2.38
Indiana ......................              958                2.24           15,790,795.95           2.14
Missouri .....................              912                2.13           14,680,298.04           1.99
New York .....................              781                1.83           11,510,272.93           1.56
New Jersey ...................              676                1.58           11,351,856.11           1.54
Michigan .....................              668                1.56           10,618,235.78           1.44
South Carolina ...............              554                1.30            9,334,403.68           1.27
Oregon .......................              419                0.98            6,600,498.37           0.90
Kentucky .....................              392                0.92            6,156,953.23           0.84
Mississippi ..................              312                0.73            5,421,381.17           0.74
Minnesota ....................              324                0.76            4,959,758.19           0.67
Utah .........................              291                0.68            4,634,021.62           0.63
Massachusetts ................              240                0.56            4,082,262.62           0.55
Idaho ........................              234                0.55            3,856,974.71           0.52
Tennessee ....................              256                0.60            3,847,957.29           0.52
Oklahoma .....................              199                0.47            3,386,883.23           0.46
Kansas .......................              183                0.43            2,948,459.81           0.40
Nebraska .....................              175                0.41            2,565,562.37           0.35
Iowa .........................              176                0.41            2,418,532.51           0.33
New Mexico ...................              135                0.32            2,253,461.57           0.31
West Virginia ................              117                0.27            1,964,713.63           0.27
New Hampshire ................               88                0.21            1,368,694.98           0.19
South Dakota .................               72                0.17            1,022,813.22           0.14
North Dakota .................               70                0.16            1,020,690.31           0.14
Montana ......................               43                0.10              778,095.92           0.11
Wyoming ......................               40                0.09              711,823.17           0.10
Rhode Island .................               42                0.10              685,602.77           0.09
Delaware .....................               37                0.09              677,864.97           0.09
District of Columbia .........               24                0.06              459,993.78           0.06
Vermont ......................               28                0.07              453,852.05           0.06
Arkansas .....................                3                0.01               57,598.92           0.01
                                         ------              ------         ---------------         ------
TOTAL                                    42,748              100.00%        $736,545,272.80         100.00%
                                         ======              ======         ===============         ======

------------
(1)  Percentages may not sum to 100% because of rounding.

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

                 DISTRIBUTION OF THE AUTOMOBILE LOANS BY VEHICLE
                        MODEL YEAR AS OF THE CUT-OFF DATE

                                                                                     % OF POOL BY
                         NUMBER OF     PERCENTAGE OF      AGGREGATE PRINCIPAL     AGGREGATE PRINCIPAL
 VEHICLE MODEL YEAR      CONTRACTS      CONTRACTS(1)            BALANCE                 BALANCE(1)
--------------------     ----------    -------------      -------------------     -------------------
1995 ...............             22             0.05%     $        183,292.98              0.02%
1996 ...............             80             0.19               718,809.40              0.10
1997 ...............            491             1.15             5,520,071.55              0.75
1998 ...............          1,820             4.26            22,555,758.39              3.06
1999 ...............          3,932             9.20            55,194,738.48              7.49
2000 ...............          6,766            15.83           101,866,812.08             13.83
2001 ...............          7,356            17.21           117,633,069.05             15.97
2002 ...............          5,750            13.45            96,510,264.67             13.10
2003 ...............          9,418            22.03           179,902,739.68             24.43
2004 ...............          7,112            16.64           156,432,675.02             21.24
2005 ...............              1             0.00                27,041.50              0.00
                         ----------     ------------      -------------------     -------------
TOTAL                        42,748           100.00%     $    736,545,272.80            100.00%
                         ==========     ============      ===================     =============

--------------
(1)  Percentages may not sum to 100% because of rounding.

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

                       YIELD AND PREPAYMENT CONSIDERATIONS

         Prepayments can be made on any of the automobile loans at any time. If prepayments are received on the automobile loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled. Prepayments on the automobile loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an automobile loan.

         The rate of prepayments on the automobile loans may be influenced by a variety of economic, social, and other factors, including the fact that no obligor under an automobile loan may sell or transfer that automobile until such automobile loan is paid in full. Triad believes that the weighted average life of the automobile loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on Triad's assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the automobile loans will be borne solely by the noteholders.

         The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the automobile loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

         Prepayments on automobile loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month that is related to the original number of automobile loans in a pool of loans. ABS also assumes that all of the automobile loans in a pool are the same size, that all of those automobile loans amortize at the same rate, and that, for every month that any individual automobile loan is outstanding, payments on that particular automobile loan will either be made as scheduled or the automobile loan will be prepaid in full. For example, in a pool originally containing 10,000 automobile loans, if a 1% ABS were used, that would mean that 100 automobile loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not an historical description of prepayment experience on pools of automobile loans or a prediction of the anticipated rate of prepayment on either the pool of automobile loans involved in this transaction or on any pool of automobile loans. You should not assume that the actual rate of prepayments on the automobile loans will be in any way related to the percentage of prepayments that we assume for ABS.

         The tables below which are captioned "Percentage of Initial Note Principal Balance at Various ABS Percentages" are based on ABS and were prepared using the following assumptions:

- the trust property includes 14 pools of automobile loans with the characteristics set forth in the following table, which have been prepared on the basis of the characteristics of the automobile loans on the cut-off date;

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

- all prepayments on the automobile loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

- each scheduled monthly payment on the automobile loans is made on the last day of each month and each month has 30 days;

- the initial principal amounts of each class of notes are equal to the initial principal amounts set forth under "Description of the Securities" in this term sheet;

- interest accrues on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes at a fixed interest rate of 1.07%, 1.41%, 1.97%, 2.59% and 8.00%, respectively;

-    payments on the notes are made on the 12th day of each month;

-    the notes are purchased on March 18, 2004;

- the scheduled monthly payment for each automobile loan was calculated on the basis of the characteristics described in the following table and in such a way that each automobile loan would amortize in a manner that will be sufficient to repay the principal balance of that automobile loan by its indicated remaining term to maturity;

- The servicer exercises its "clean-up call" option to purchase the automobile loans at the earliest opportunity;

- accelerated principal will be paid on each class of the notes on each distribution date until the first distribution date on which the specified overcollateralization level is achieved; and

- the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer and the fees due to Ambac.

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

                                                            ORIGINAL TERM     REMAINING TERM
                                                             TO MATURITY       TO MATURITY
 POOL       AGGREGATE PRINCIPAL BALANCE      GROSS APR       (IN MONTHS)       (IN MONTHS)
-----     ------------------------------     ---------      -------------     --------------
    1     $          100,148.11               17.094%            27                 27
    2                 44,297.55               18.000             25                 21
    3              2,920,192.63               16.882             38                 36
    4              1,455,075.04               16.535             37                 33
    5                322,064.49               19.432             40                 27
    6             16,142,266.65               16.811             50                 48
    7              6,846,609.72               16.742             50                 45
    8              2,184,266.04               19.343             51                 33
    9            170,382,613.53               16.840             62                 60
   10             61,908,839.12               16.750             62                 57
   11             21,497,126.14               18.936             62                 45
   12            314,645,870.48               15.354             72                 70
   13            117,786,243.68               15.288             72                 68
   14             20,309,659.62               17.033             72                 57
          ---------------------
TOTAL     $      736,545,272.80
          =====================

         The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

         The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the automobile loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the automobile loan pool will prepay at a constant level of ABS throughout its life. Moreover, the automobile loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the automobile loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the automobile loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.

         The percentages in the tables have been rounded to the nearest whole number. As used in the tables that follow, the WEIGHTED AVERAGE LIFE of a class of notes is determined by:

- multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

-    adding the results, and

-    dividing the sum by the related initial principal amount of the note.

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

                  PERCENTAGE OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES

                                                  CLASS A-1 NOTES
                                        -----------------------------------
        DISTRIBUTION DATE               0.00%     1.00%     1.70%     2.50%
-----------------------------------     -----     -----     -----     -----
Closing Date ......................       100       100       100       100
April 12, 2004 ....................        88        82        77        71
May 12, 2004 ......................        76        64        54        43
June 12, 2004 .....................        64        46        33        19
July 12, 2004 .....................        55        34        19         0
August 12, 2004 ...................        49        24         5         0
September 12, 2004 ................        43        13         0         0
October 12, 2004 ..................        38         3         0         0
November 12, 2004 .................        32         0         0         0
December 12, 2004 .................        26         0         0         0
January 12, 2005 ..................        20         0         0         0
February 12, 2005 .................        14         0         0         0
March 12, 2005 ....................         8         0         0         0
April 12, 2005 ....................         2         0         0         0
May 12, 2005 ......................         0         0         0         0
June 12, 2005 .....................         0         0         0         0
July 12, 2005 .....................         0         0         0         0
August 12, 2005 ...................         0         0         0         0
September 12, 2005 ................         0         0         0         0
October 12, 2005 ..................         0         0         0         0
November 12, 2005 .................         0         0         0         0
December 12, 2005 .................         0         0         0         0
January 12, 2006 ..................         0         0         0         0
February 12, 2006 .................         0         0         0         0
March 12, 2006 ....................         0         0         0         0
April 12, 2006 ....................         0         0         0         0
May 12, 2006 ......................         0         0         0         0
June 12, 2006 .....................         0         0         0         0
July 12, 2006 .....................         0         0         0         0
August 12, 2006 ...................         0         0         0         0
September 12, 2006 ................         0         0         0         0
October 12, 2006 ..................         0         0         0         0
November 12, 2006 .................         0         0         0         0
December 12, 2006 .................         0         0         0         0
January 12, 2007 ..................         0         0         0         0
February 12, 2007 .................         0         0         0         0
March 12, 2007 ....................         0         0         0         0
April 12, 2007 ....................         0         0         0         0
May 12, 2007 ......................         0         0         0         0
June 12, 2007 .....................         0         0         0         0
July 12, 2007 .....................         0         0         0         0
August 12, 2007 ...................         0         0         0         0
September 12, 2007 ................         0         0         0         0
October 12, 2007 ..................         0         0         0         0
November 12, 2007 .................         0         0         0         0
December 12, 2007 .................         0         0         0         0
January 12, 2008 ..................         0         0         0         0
February 12, 2008 .................         0         0         0         0
March 12, 2008 ....................         0         0         0         0
April 12, 2008 ....................         0         0         0         0
May 12, 2008 ......................         0         0         0         0
June 12, 2008 .....................         0         0         0         0
July 12, 2008 .....................         0         0         0         0
August 12, 2008 ...................         0         0         0         0
September 12, 2008 ................         0         0         0         0
October 12, 2008 ..................         0         0         0         0
November 12, 2008 .................         0         0         0         0
December 12, 2008 .................         0         0         0         0
January 12, 2009 ..................         0         0         0         0
February 12, 2009 .................         0         0         0         0
March 12, 2009 ....................         0         0         0         0
April 12, 2009 ....................         0         0         0         0
May 12, 2009 ......................         0         0         0         0
Weighted Average Life (years) .....      0.50      0.29      0.22      0.18

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

                  PERCENTAGE OF INITIAL NOTE PRINCIPAL BALANCE

                           AT VARIOUS ABS PERCENTAGES

                                                CLASS A-2 NOTES
                                        -----------------------------------
         DISTRIBUTION DATE              0.00%     1.00%     1.70%     2.50%
-----------------------------------     -----     -----     -----     -----
Closing Date ......................       100       100       100       100
April 12, 2004 ....................       100       100       100       100
May 12, 2004 ......................       100       100       100       100
June 12, 2004 .....................       100       100       100       100
July 12, 2004 .....................       100       100       100       100
August 12, 2004 ...................       100       100       100        90
September 12, 2004 ................       100       100        95        80
October 12, 2004 ..................       100       100        88        70
November 12, 2004 .................       100        96        80        61
December 12, 2004 .................       100        90        73        51
January 12, 2005 ..................       100        85        66        42
February 12, 2005 .................       100        79        58        32
March 12, 2005 ....................       100        74        51        23
April 12, 2005 ....................       100        69        44        15
May 12, 2005 ......................        98        63        37         6
June 12, 2005 .....................        94        58        31         0
July 12, 2005 .....................        91        52        24         0
August 12, 2005 ...................        87        47        17         0
September 12, 2005 ................        83        42        11         0
October 12, 2005 ..................        80        37         4         0
November 12, 2005 .................        76        31         0         0
December 12, 2005 .................        72        26         0         0
January 12, 2006 ..................        68        21         0         0
February 12, 2006 .................        65        16         0         0
March 12, 2006 ....................        61        11         0         0
April 12, 2006 ....................        57         6         0         0
May 12, 2006 ......................        53         1         0         0
June 12, 2006 .....................        49         0         0         0
July 12, 2006 .....................        45         0         0         0
August 12, 2006 ...................        40         0         0         0
September 12, 2006 ................        36         0         0         0
October 12, 2006 ..................        32         0         0         0
November 12, 2006 .................        28         0         0         0
December 12, 2006 .................        23         0         0         0
January 12, 2007 ..................        19         0         0         0
February 12, 2007 .................        14         0         0         0
March 12, 2007 ....................        10         0         0         0
April 12, 2007 ....................         5         0         0         0
May 12, 2007 ......................         1         0         0         0
June 12, 2007 .....................         0         0         0         0
July 12, 2007 .....................         0         0         0         0
August 12, 2007 ...................         0         0         0         0
September 12, 2007 ................         0         0         0         0
October 12, 2007 ..................         0         0         0         0
November 12, 2007 .................         0         0         0         0
December 12, 2007 .................         0         0         0         0
January 12, 2008 ..................         0         0         0         0
February 12, 2008 .................         0         0         0         0
March 12, 2008 ....................         0         0         0         0
April 12, 2008 ....................         0         0         0         0
May 12, 2008 ......................         0         0         0         0
June 12, 2008 .....................         0         0         0         0
July 12, 2008 .....................         0         0         0         0
August 12, 2008 ...................         0         0         0         0
September 12, 2008 ................         0         0         0         0
October 12, 2008 ..................         0         0         0         0
November 12, 2008 .................         0         0         0         0
December 12, 2008 .................         0         0         0         0
January 12, 2009 ..................         0         0         0         0
February 12, 2009 .................         0         0         0         0
March 12, 2009 ....................         0         0         0         0
April 12, 2009 ....................         0         0         0         0
May 12, 2009 ......................         0         0         0         0
Weighted Average Life (years) .....      2.22      1.40      1.05      0.79

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

                  PERCENTAGE OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES

                                                 CLASS A-3 NOTES
                                        -----------------------------------
         DISTRIBUTION DATE              0.00%     1.00%     1.70%     2.50%
-----------------------------------     -----     -----     -----     -----
Closing Date ......................       100       100       100       100
April 12, 2004 ....................       100       100       100       100
May 12, 2004 ......................       100       100       100       100
June 12, 2004 .....................       100       100       100       100
July 12, 2004 .....................       100       100       100       100
August 12, 2004 ...................       100       100       100       100
September 12, 2004 ................       100       100       100       100
October 12, 2004 ..................       100       100       100       100
November 12, 2004 .................       100       100       100       100
December 12, 2004 .................       100       100       100       100
January 12, 2005 ..................       100       100       100       100
February 12, 2005 .................       100       100       100       100
March 12, 2005 ....................       100       100       100       100
April 12, 2005 ....................       100       100       100       100
May 12, 2005 ......................       100       100       100       100
June 12, 2005 .....................       100       100       100        94
July 12, 2005 .....................       100       100       100        77
August 12, 2005 ...................       100       100       100        60
September 12, 2005 ................       100       100       100        43
October 12, 2005 ..................       100       100       100        27
November 12, 2005 .................       100       100        96        11
December 12, 2005 .................       100       100        83         0
January 12, 2006 ..................       100       100        70         0
February 12, 2006 .................       100       100        58         0
March 12, 2006 ....................       100       100        46         0
April 12, 2006 ....................       100       100        34         0
May 12, 2006 ......................       100       100        22         0
June 12, 2006 .....................       100        92        11         0
July 12, 2006 .....................       100        82         0         0
August 12, 2006 ...................       100        72         0         0
September 12, 2006 ................       100        62         0         0
October 12, 2006 ..................       100        52         0         0
November 12, 2006 .................       100        42         0         0
December 12, 2006 .................       100        33         0         0
January 12, 2007 ..................       100        24         0         0
February 12, 2007 .................       100        14         0         0
March 12, 2007 ....................       100         5         0         0
April 12, 2007 ....................       100         0         0         0
May 12, 2007 ......................       100         0         0         0
June 12, 2007 .....................        92         0         0         0
July 12, 2007 .....................        82         0         0         0
August 12, 2007 ...................        72         0         0         0
September 12, 2007 ................        62         0         0         0
October 12, 2007 ..................        51         0         0         0
November 12, 2007 .................        41         0         0         0
December 12, 2007 .................        31         0         0         0
January 12, 2008 ..................        21         0         0         0
February 12, 2008 .................        11         0         0         0
March 12, 2008 ....................         0         0         0         0
April 12, 2008 ....................         0         0         0         0
May 12, 2008 ......................         0         0         0         0
June 12, 2008 .....................         0         0         0         0
July 12, 2008 .....................         0         0         0         0
August 12, 2008 ...................         0         0         0         0
September 12, 2008 ................         0         0         0         0
October 12, 2008 ..................         0         0         0         0
November 12, 2008 .................         0         0         0         0
December 12, 2008 .................         0         0         0         0
January 12, 2009 ..................         0         0         0         0
February 12, 2009 .................         0         0         0         0
March 12, 2009 ....................         0         0         0         0
April 12, 2009 ....................         0         0         0         0
May 12, 2009 ......................         0         0         0         0
Weighted Average Life (years) .....      3.62      2.63      2.00      1.49

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

                  PERCENTAGE OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES

                                                  CLASS A-4 NOTES
                                        -----------------------------------
         DISTRIBUTION DATE              0.00%     1.00%     1.70%     2.50%
-----------------------------------     -----     -----     -----     -----
Closing Date ......................       100       100       100       100
April 12, 2004 ....................       100       100       100       100
May 12, 2004 ......................       100       100       100       100
June 12, 2004 .....................       100       100       100       100
July 12, 2004 .....................       100       100       100       100
August 12, 2004 ...................       100       100       100       100
September 12, 2004 ................       100       100       100       100
October 12, 2004 ..................       100       100       100       100
November 12, 2004 .................       100       100       100       100
December 12, 2004 .................       100       100       100       100
January 12, 2005 ..................       100       100       100       100
February 12, 2005 .................       100       100       100       100
March 12, 2005 ....................       100       100       100       100
April 12, 2005 ....................       100       100       100       100
May 12, 2005 ......................       100       100       100       100
June 12, 2005 .....................       100       100       100       100
July 12, 2005 .....................       100       100       100       100
August 12, 2005 ...................       100       100       100       100
September 12, 2005 ................       100       100       100       100
October 12, 2005 ..................       100       100       100       100
November 12, 2005 .................       100       100       100       100
December 12, 2005 .................       100       100       100        98
January 12, 2006 ..................       100       100       100        90
February 12, 2006 .................       100       100       100        82
March 12, 2006 ....................       100       100       100        75
April 12, 2006 ....................       100       100       100        68
May 12, 2006 ......................       100       100       100        61
June 12, 2006 .....................       100       100       100        54
July 12, 2006 .....................       100       100       100        48
August 12, 2006 ...................       100       100        94        42
September 12, 2006 ................       100       100        88        36
October 12, 2006 ..................       100       100        83         0
November 12, 2006 .................       100       100        77         0
December 12, 2006 .................       100       100        72         0
January 12, 2007 ..................       100       100        67         0
February 12, 2007 .................       100       100        62         0
March 12, 2007 ....................       100       100        58         0
April 12, 2007 ....................       100        98        53         0
May 12, 2007 ......................       100        93        49         0
June 12, 2007 .....................       100        89        44         0
July 12, 2007 .....................       100        84        40         0
August 12, 2007 ...................       100        80        36         0
September 12, 2007 ................       100        75        33         0
October 12, 2007 ..................       100        71         0         0
November 12, 2007 .................       100        67         0         0
December 12, 2007 .................       100        62         0         0
January 12, 2008 ..................       100        58         0         0
February 12, 2008 .................       100        55         0         0
March 12, 2008 ....................       100        51         0         0
April 12, 2008 ....................        95        47         0         0
May 12, 2008 ......................        90        44         0         0
June 12, 2008 .....................        84        40         0         0
July 12, 2008 .....................        79        37         0         0
August 12, 2008 ...................        73        33         0         0
September 12, 2008 ................        68         0         0         0
October 12, 2008 ..................        62         0         0         0
November 12, 2008 .................        56         0         0         0
December 12, 2008 .................        50         0         0         0
January 12, 2009 ..................        45         0         0         0
February 12, 2009 .................        40         0         0         0
March 12, 2009 ....................        35         0         0         0
April 12, 2009 ....................        31         0         0         0
May 12, 2009 ......................         0         0         0         0
Weighted Average Life (years) .....      4.74      3.97      3.11      2.28

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

DELINQUENCY AND LOAN LOSS INFORMATION

         The following tables provide information relating to Triad's delinquency and loan loss experience for each period indicated with respect to all automobile loans it has originated or purchased and serviced ("Triad's Managed Portfolio"). As of December 31, 2003, Triad's Managed Portfolio, as measured by principal balance of automobile loans serviced, was comprised of 28% owned (not securitized) and 72% previously securitized automobile loans. The information in the following tables includes the experience with respect to all automobile loans in Triad's Managed Portfolio, including automobile loans which do not meet the criteria for selection of automobile loans acquired by the issuer for this transaction. All dollar amounts provided in the following tables are in thousands.

                           DELINQUENCY EXPERIENCE (1)

                                                       AT DECEMBER 31,
                                       ----------------------------------------------
                                               2003                     2002
                                       ----------------------  ----------------------
                                        Number of               Number of
                                        Contracts    Amount     Contracts    Amount
                                       ----------  ----------  ----------  ----------
Portfolio at end of period ...........    270,901  $3,503,707     249,308  $3,222,481

Period of Delinquency (2)
    31-60 days .......................     21,886  $  260,963      21,030  $  261,311
    61-90 days .......................      6,460      73,004       6,098      72,567
    91 days or more ..................      6,576      68,969       6,174      73,145
                                          -------  ----------     -------  ----------
 Total Delinquencies .................     34,922  $  402,936      33,302  $  407,023

 Repossessed Assets ..................      2,831      35,874       4,107      54,922
                                          -------  ----------     -------  ----------
 Total Delinquencies and
    Repossessed
    Assets ...........................     37,753  $  438,810      37,409  $  461,945
                                          =======  ==========     =======  ==========
 Total Delinquencies as a
    Percentage of the Portfolio ......       12.9%       11.5%       13.4%       12.6%
 Total Repossessed Assets as a
    Percentage of the Portfolio ......        1.0%        1.0%        1.6%        1.7%
 Total Delinquencies and
    Repossessed Assets as a
    Percentage of the Portfolio ......       13.9%       12.5%       15.0%       14.3%

                                                           AT DECEMBER 31,
                                       -----------------------------------------------
                                                 2001                    2000
                                        ----------------------  ----------------------
                                         Number of              Number of
                                         Contracts    Amount    Contracts     Amount
                                        ----------  ----------  ----------  ----------
Portfolio at end of period ...........     207,648  $2,760,684     130,442  $1,737,859

Period of Delinquency (2)
    31-60 days .......................      19,512  $  255,689       6,980  $   92,174
    61-90 days .......................       5,786      73,986       1,931      25,015
    91 days or more ..................       5,098      64,872       1,357      17,294
                                           -------  ----------     -------  ----------
 Total Delinquencies .................      30,396  $  394,547      10,268  $  134,483

 Repossessed Assets ..................       2,662      36,167       1,269      16,759
                                           -------  ----------     -------  ----------
 Total Delinquencies and
    Repossessed
    Assets ...........................      33,058  $  430,714      11,537  $  151,242
                                           =======  ==========     =======  ==========
 Total Delinquencies as a
    Percentage of the Portfolio ......        14.6%       14.3%        7.9%        7.7%
 Total Repossessed Assets as a
    Percentage of the Portfolio ......         1.3%        1.3%        1.0%        1.0%
 Total Delinquencies and
    Repossessed Assets as a
    Percentage of the Portfolio ......        15.9%       15.6%        8.8%        8.7%

-------------------
(1)  Dollar amounts in thousands.

(2) Delinquencies include bankruptcies. Bankruptcies represent 0.7%, 1.3%, 2.0% and 1.8% of outstanding principal for the periods ending December 31, 2000, 2001, 2002 and 2003, respectively.

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

                            LOAN LOSS EXPERIENCE (1)

                                                                                 YEAR ENDED
                                                                                 DECEMBER 31,
                                                                ----------------------------------------------
                                                                   2003        2002        2001        2000
                                                                ----------  ----------  ----------  ----------
Period-End Principal Outstanding .............................. $3,503,707  $3,222,481  $2,760,684  $1,737,859
Average Month-End Amount
        Outstanding During the Period ......................... $3,364,946  $3,034,363  $2,238,899  $1,292,658
Net Charge-Offs (2) ........................................... $  278,830  $  255,547  $  127,373  $   70,821
Net Charge-Offs as a Percentage of Period-End Principal
        Outstanding ...........................................        8.0%        7.9%        4.6%        4.1%
Net Charge-Offs as a Percentage of Average Month-End Amount
        Outstanding ...........................................        8.3%        8.4%        5.7%        5.5%

------------
(1)  Dollar amounts in thousands.

(2) Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed vehicles, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from obligors on deficiency balances.

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

                                STATIC POOL DATA

         The following contains performance data as of January 31, 2004 on pools of receivables included in Triad's five prior public securitizations (1998-4, 1999-1, 2002-A, 2003-A and 2003-B). Information on these pools includes the following:

                  (1) Pool summaries (including the initial receivables balance, current receivables balance, current Class A note balance, initial weighted average annual percentage rate (APR), initial weighted average original term and initial weighted average remaining term); and

                  (2) Net cumulative losses as a percentage of original pool balance.

                                 POOL SUMMARIES

                                                                                 Initial Wtd.
                                                   Initial                          Avg.
          Initial       Current         Current      Wtd.      Initial Wtd.       Remaining
        Receivables   Receivables     Class A Note   Avg.      Avg. Original         Term
          Balance       Balance          Balance     APR       Term (months)       (months)
       -------------- ------------    ------------ --------    -------------     ------------
1998-4 $   99,993,425 $    561,547(1) $          -   19.16%             59            58
1999-1 $  139,999,488 $  3,024,864(1) $          -   19.12%             60            59
2002-A $  879,123,207 $506,650,169    $445,852,149   18.03%             65            60
2003-A $1,001,149,138 $730,700,590    $635,709,513   17.64%             66            59
2003-B $1,024,700,567 $950,455,001    $826,895,851   16.35%             67            63

------------
(1) The 1998-4 and 1999-1 transactions were called by the servicer. The current receivables balances are presented for informational purposes only.

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.

                        MONTHLY NET CUMULATIVE LOSS RATES
                        (AS A % OF ORIGINAL POOL BALANCE)

                             AS OF JANUARY 31, 2004

                                     1998-4(1)         1999-1(1)          2002-A             2003-A             2003-B
                                     ---------------------------------------------------------------------------------
 Months From Issuance

          1                           0.00%             0.00%              0.00%              0.00%              0.00%
          2                           0.01%             0.01%              0.01%              0.02%              0.01%
          3                           0.06%             0.05%              0.04%              0.08%              0.05%
          4                           0.19%             0.23%              0.26%              0.30%              0.25%
          5                           0.62%             0.59%              0.57%              0.71%
          6                           1.04%             1.11%              0.96%              1.20%
          7                           1.57%             1.66%              1.38%              1.62%
          8                           1.97%             2.09%              1.88%              2.09%
          9                           2.52%             2.77%              2.37%              2.58%
          10                          2.95%             3.36%              2.75%              3.09%
          11                          3.50%             3.79%              3.24%              3.58%
          12                          3.85%             4.38%              3.79%
          13                          4.57%             4.95%              4.33%
          14                          5.02%             5.36%              4.79%
          15                          5.39%             5.60%              5.29%
          16                          5.86%             5.99%              5.80%
          17                          6.43%             6.39%              6.26%
          18                          6.69%             6.95%              6.75%
          19                          6.93%             7.27%
          20                          7.09%             7.58%
          21                          7.55%             7.91%
          22                          7.87%             8.31%
          23                          8.12%             8.51%
          24                          8.37%             8.89%
          25                          8.73%             9.09%
          26                          9.03%             9.29%
          27                          9.19%             9.50%
          28                          9.51%             9.73%
          29                          9.63%             9.96%
          30                          9.83%            10.22%
          31                          9.98%            10.43%
          32                         10.08%            10.70%
          33                         10.18%            11.00%
          34                         10.43%            11.17%
          35                         10.55%            11.28%
          36                         10.72%            11.42%
          37                         10.89%            11.56%
          38                         10.99%            11.70%
          39                         11.06%            11.80%
          40                         11.15%            11.99%
          41                         11.35%            12.06%
          42                         11.42%            12.17%
          43                         11.37%            12.27%
          44                         11.39%            12.37%
          45                         11.40%            12.46%
          46                         11.46%            12.55%(1)
          47                         11.56%
          48                         11.62%(1)

------------
(1)  Clean-up call exercised (2) .

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on the cover page.